UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2017

MGC Diagnostics Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-13543	41-1579150

(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway
Saint Paul, Minnesota	55127-8599
(Address of principal executive offices)	(Zip Code)

651-484-4874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	–	Financial Information

Item 2.02	Results of Operations and Financial Condition

Results for Second Fiscal Quarter ended April 30, 2017

On June 1, 2017, MGC Diagnostics Corporation (the “Company”) issued a press release announcing its results for the fiscal 2017 second quarter ended April 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, and may not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in that filing.

Section 9	–	Financial Statements and Exhibits

Section 9.01	Financial Statements and Exhibits

(d)       Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release dated June 1, 2017, reporting results for the fiscal 2017 second quarter ended April 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGC Diagnostics Corporation

Dated: June 1, 2017	By	/s/ Jill Burchill
Jill Burchill
Interim Chief Financial Officer